Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A of Franklin Electronic Publishers, Incorporated (the “Company”) for the quarterly period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Arnold D. Levitt, Chief Financial Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 15, 2006

By:	/s/ Arnold D. Levitt
Arnold D. Levitt
Chief Financial Officer